Exhibit 99.1

Investor Presentation March 2010

United States International Canada 1371.1 304.2 289 2007 2008 2009 2006 1780 1948 1566 Strong Business Foundation By Product - 2009 By Geography - 2009 Off-Road Vehicles (ORV) 65% On-Road Vehicles 3% Snowmobiles 12% Parts Garments & Accessories 20% Snowmobiles ORVs Parts Garmants & Accessories Victory 12 65 20 3 ATVs Side-by- Sides Sales (Millions) Polaris at a glance: Founded in 1954 Manufacturer of high-quality, high- performance motorized products Manufacturing and distribution facilities located in the upper-Midwest USA Highly productive non-union workforce - 3,000 strong Product innovation key to success

Strong Business Foundation Strong Market Share in Most Categories (N.A.) 2009 Data, Snowmobile is season-ending March 31, 2009 Side-by-Sides data is estimated.

Strong Business Foundation Customer Base Large utility and commercial customer base provides balance and stability Typical Utility Customer Side-by-Side Market Off-Road Vehicles On-Road Vehicles Customer Usage Patterns

Full Year 2009 Financial Metrics Solid Results Despite Sales Decline 2009 Actual Var to '08 Sales $1,566 -20% Net Income $101.0 -14% Gross Profit % 25.1% +220 bpts Op Profit % 10.5% +110 bpts Net Income % 6.5% +50 bpts Cash Flow % to Net Income 191% +41% pts Shareholder Return 60% +98% pts Successes: Factory inventory declined 19% Polaris dealer inventories in N.A. down 24% Paid a dividend of $1.56 per share, up 3% Return on shareholder equity was strong at 59% Significant market share gains in ORV - N.A. and Europe Disappointments: Overall industry's retail sales weak Negative impact on Polaris retail sales Victory missed retail sales and profitability objectives Did not meet all the quality objectives

2009 Actual 2014 Goal Snowmobiles 2004 Guidance 2004 Guidance 1.773 3 1 1043 1043 52 52 North 45.9 46.9 45 2009 Actual 2014 Goal Snowmobiles 2004 Guidance 2004 Guidance 1.773 3 1 1043 1043 52 52 North 45.9 46.9 45 Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations as a Competitive Advantage Op Ex drives >200bpts Op Margin improvement Strong Financial Performance Sustainable, Profitable Growth A Great Future for All Stakeholders $1.566 Billion $3.0 Billion Grow Sales to $3 Billion by 2014 6.5% 8.0% Expand net income margins to 8% of sales by 2014

2008 2009 2010 SXS 270 257 234 ATV 540 390 335 Best in Powersports Plus Off-Road Vehicle Division 2008 2009 2010 SXS 710 606 603 ATV 596 416 396 40 Polaris Sales ($000's) N.A. Off-Road Vehicle Industry $1,306 -22% $1,021 Flat to up slightly -25% -10 to -15% projection SXS ATV Robby Gordon Edition RZR 4 2010 Objectives Build on Retail momentum Growth from Adjacencies, Int'l and Bobcat Successfully launch new products - RZR 4 + others Gain market share again Polaris estimate guidance Continue Strong Market Share Gains

Best in Powersports Plus On-Road Division - Victory Motorcycles 2010 Objectives: Create demand in North America - grow market share Realign cost structure Expand Globally Improve profitability guidance Down 40% to 50% Sales N.A. Cruiser and Touring Market -10% to -15% Q1 2009 Q2 2009 Q3 2009 Q4 2009 Full Year 2010 guidance Industry Victory N.A. Motorcycle Industry 1400cc+ and Victory Retail Sales FY 2009 2008 2009 2010 SXS 93.6 52.8 68 18 Sales ($000's) $93.6 -44% $52.8 Up 50%+ guidance Regain Traction in 2010 N.A. Motorcycle Industry 1400cc+ by segment Entered in 2009 Polaris Out-performed Market in Q4

Best in Powersports Plus
Product Innovation – Competitive Advantage

POLARIS

Over 34 new models introduced in 2009, including . . .

Side-by-Sides

- More Power – RANGER 800 XP; 500 H.O.; 6X6; Crew
- New Category – Midsize RANGER 400; RANGER EV (Electric)
- RANGER RZR 4 (4-seat RZR)




ALL-TERRAIN
Best

ATVs

- Sportsman XP chassis expanded into Touring models – 850/550
- Redesigned Value models - Scrambler; Trail Boss; Trail Blazer




ATV
YEAR
ATV

Victory Motorcycles

- Two new Touring models – Cross Country; Cross Roads
- Additional value models – Hammer, Vegas, Vision 8-Ball





Snowmobiles - Polaris 600 RUSH™

LEV Breeze™ Neighborhood Electric Vehicle

PG&A - Over 200 new accessories for MY ’10



Cab Systems





Product Innovation Is Competitive Advantage

9

Best in Powersports Plus Dealer Health Polaris has among the best, most loyal dealer relationships Lost 3% of dealers in 2009 North American Dealer Count U.S. Dealer repossessions are stable: Q4 2008 20 dealers Q1 2009 13 dealers Q2 2009 12 dealers Q3 2009 9 dealers Q4 2009 12 dealers Receivable Balance - U.S. Dealers ($ in millions) Down 22% from 2008 Losses remain well less than 1% $574 $563 $673 $710 $651 $555

Growth Through Adjacencies Military / Bobcat / LEV 2008 2009 2010 SXS 24 37 44 3 2010 2011 2012 SXS 17 35 40 Expected Sales Trends from Bobcat Alliance expectations 2008 2009 2010 Snow 31 24 27 1.5 Military Strong growth continued Expanded Margins Expanded customer base Expand product line in 2010 guidance Polaris Military Sales ($000's) +51% Up 20% to 30% +42% ATV deployed in Afghanistan Bobcat Strategic Alliance On track to source Bobcat utility Vehicles in 2H 2010 Co-developed product planned for the future + Significant Growth Opportunity N.A. LEV Industry projection estimate Low Emission Vehicles Continue dealer expansion Expand product line Grow profitability Up mid-single digits

Growth Through Adjacencies
Acquisitions

POLARIS

Acquisitions will help fuel future profitable growth for Polaris

Market Funnel Process

Gate 1 — Gate 2 — Gate 3

Idea → Market Qualify → Verify

- Define spaces
- Identify industries
- Understand markets

Companies

Business Development Process

Gate 1 — Gate 2 — Gate 3

Identify → Watch → Cultivate → Negotiate → Integrate

- Find players
- Understand positions
- Understand competition
- Strategic analysis
- Derive synergies
- Finalize rational

Recent Acquisition - Swissauto Powersports

- ☑ *Best in Powersports Plus* ➡ Powersports portion of Swissauto
- ☑ *Growth Through Adjacencies* ➡ Powertrain expertise
- ☑ *Global Market Leadership* ➡ Swiss-based
- ☐ *Operations as a Competitive Advantage*
- ☑ *Strong Financial Performance* ➡ Complements our powertrain capabilities

Swissauto Powersports compliments our strategic objectives

12

Global Market Leadership International Division 2008 2009 2010 SXS 304.2 252.4 280 15 Polaris International Sales ($000's) $304.2 -17% $252.4 Up 10% to 15% Growth guidance 2010 Objectives Grow sales Further Strengthen Core EMEA business Develop new markets - China, Brazil Expand Victory Global distribution Polaris International At a Glance 43 Distributors and nine subsidiaries in 130 countries Approximately 1,000 independent dealers 72% of business is in Western Europe 65% of Revenues are Off-Road Vehicles #1 in ORV market share in Europe Goal: Grow International to >25% of Sales in 5 Years 2009 2014 >25% 16%

Operations as a Competitive Advantage Quality, Cost & Speed 2007 2008 2009 2010 SXS 0.221 0.229 0.251 0.257 0.004 Cost - Gross Profit Margin Expansion Up to +100 bpts Guidance 22.1% 22.9% 25.1% New product development cycle time reduced again in 2009 Product Cost reduction through value engineering a home run in 2009 Warranty expense higher than planned due to quality missteps - improvement expected Dealer inventory improved 24% from 2008 - lowest level since 1999 MVP dealers realizing lower inventories at sustainable levels Creating Sustainable Competitive Advantage +220 bpts 2006 2007 2008 2009 SXS 127093 114416 108829 82863 N.A. Dealer Inventory

Operations as a Competitive Advantage New Dealer Sales Process - N.A. MVP (Max Velocity Program) 50% of ORV volume in North America using MVP Bi-Weekly Inventory Planning DEALERS Help dealers manage inventory Increase speed to market Reduces waste and risk Drives market share Reduce supply, Wait out storm, Increase price, slowed innovation Competitor Inventory Strategy

Strong Financial Performance * *A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Return on Shareholders' Equity* * From continuing operations Return on Assets* PII Peer Average (BC, WGO, HOG, ACAT, TTC) S&P 500 Average Cash Flow from Continuing Operations Dollars (in millions) Dividends (Per Share) +3% Guidance 10-year CAGR 4.2% 10-year dividend payout - $398 million Before Changes in Current Operating Items and Deferred Taxes

What to Expect in 2010 Conservative outlook for powersports industry Double digit declines in NA & EMEA, better in BRIC Increased focus on growth International expansion gains traction Military, Bobcat, LEV drive adjacency growth Acquisition activity is expected to increase Victory progress accelerates Margin expansion continues Operational Excellence becomes standard Consistent Strategy; Expect Return to Growth

2010 Full Year Guidance Product Line Sales - Off-Road Vehicles Approximately flat to up slightly - Snowmobiles Down slightly to Up slightly - On-Road Vehicles Up over 50% - PG&A Similar to overall company growth Total Company Sales Up +1% to +3% Gross Margins Up to 100 bpts improvement Operating expenses Up in $ and % of sales Income Taxes In the range of 33.0% to 33.5% of pretax income Net Income Up 7% to 11% EPS, Diluted $3.15 - $3.30 (+3% to +8%) Share Count Increase throughout 2010 - similar trend to Q4 2009

First Quarter 2010 Guidance Total Company Sales (in millions) Diluted EPS (in millions) 2009 2010 Sales 312 312 10 $312.0 Up 1% to 3% Actual Guidance 2009 2010 Sales 0.26 0.43 0.06 $0.26 $0.45 to $0.47 Up 73% to 81% Actual Guidance Industry retail sales demand trends are expected to decline again in 2010 Polaris expects to gain market share Q1 2009 included a $0.18 EPS non-cash impairment charge on KTM investment Share count is expected to increase - similar trend to Q4 2009

Polaris Industries Inc. Thank you. Q & A

Appendices North American Retail Sales Trends Gross Margin Percentage Trends Balance Sheet and Liquidity Profile Financial Services Income Inventory Trends Management Team Safe Harbor Statement & Regulation G Reconciliation

North American Retail Sales Polaris N.A. retail sales performed better than expectations Side-by-side and Victory retail sales increased significantly in Q4 2010 Polaris retail sales projected to remain slightly negative Expect to once again outperform the industry 0% (percentage change from prior year)

Gross Profit Margin Percentage Trends Flexible variable cost structure and cost reduction momentum drives gross margin expansion

Balance Sheet and Liquidity Profile $ In millions (except per share data) 2009 Fav (Unfav) 2008 2010 Guidance Total Debt - ending $200.0 ^ $200.0 Net Debt - ending (debt less cash balances) $59.8 $113.1 Improving again Credit Facility (expires December 2011) $450.0 - $450 Average debt outstanding $268.1 $14.5 Lower than 2009 YE Debt Interest Rate (variable) 0.79% (0.02%) Increase in 2H 2010 Factory Inventory $179.3 $43.0 Slightly lower than 2009 Capital Expenditures $43.9 $32.6 $50 to $55 Depreciation and amortization $64.6 $1.5 $65 to $70 Operating cash flow $193.2 $17.4 increase modestly Stock buyback $4.6 $102.6 Minimal open market repurchases Dividend $1.56 per share $0.04 per share $1.60 per share (+3%)

Financial Services Income 2009 wholesale credit income from PA joint venture = $13.7 million, up 3% 2009 retail credit income $1.1 million, down 81%, but now stabilized Retail credit approval rates and penetration rates stabilized 2008 2009 2010 Retail Financing 5.703 1.2 1.2 Wholesale Credit 13.224 13.7 13.7 Other Activities 2.278 2.2 2.3 2008 2009 2008 2009 Q4 2008 Q4 2009 Q4 2008 Q4 2009 Sales 0.53 0.5 0 0.39 0.32 0 0.51 0.54 0.31 0.31 0 0 Financial Services Income by category Retail Portfolio - HSBC, GE & Sheffield combined Penetration Rate Approval rate 53% Q4 2009 50% 32% 39% 51% 31% $17.1 $21.2 $ in millions Income similar to 2009 Guidance 54% 31%

Operational Excellence Results - Inventories 2006 2007 2008 2009 SXS 127093 114416 108829 82863 2006 2007 2008 2009 SXS 230533 218342 222312 179315 Dealer inventory improved 24% from 2008 Lowest level since 1999 We desire further reductions in Core ATVs and motorcycles MVP Dealers realizing lower inventories at sustainable levels Down 19% and $43 million from 2008 Lowest factory inventory in 5 years Additional progress expected in 2010 N.A. Dealer Inventory Worldwide Factory Inventory Healthier Distribution Channel and Significant Cash Flow Generation

Devoted to the company and to the category Management Recent Events Scott Wine CEO Joined Sept. 1, 2008 Bennett Morgan President & COO 22+ years at Polaris Michael Malone V.P. Finance & CFO 25+ years at Polaris Created ORV Structure: ATVs and Side-by-Sides combined Created On-Road Division: Victory investments and launched LEV business Added VP Global New Market Development, and GMs in EMEA and China VP of Business Development - grow business through acquisitions

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effect of the KTM relationship; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement